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                                                                      Exhibit 21



                              List of Subsidiaries



Name                                                             Jurisdiction of
----                                                             Incorporation

AmeriSuites Franchising, Inc. ....................................   Delaware

AmeriSuites Vacation Club, Inc....................................   Delaware

Budd Holding Corp. ...............................................   Delaware

Caldwell Holding Corp.............................................   Delaware

Clifton Holding Corp. ............................................   Delaware

Dynamic Marketing Group, Inc. ....................................   Delaware

Edison Holding Corp. .............................................     Nevada

Fairfield-Meridian Claims Service, Inc. ..........................   Delaware

Fairfield Holding Corp. ..........................................   Delaware

Flanders Holding Corp. ...........................................   Delaware

Glen Rock Holding Corp. ..........................................   Delaware

Glen Rock Liquor License, Inc. ...................................   Missouri

Haledon Holding Corp. ............................................   Delaware

KSA Management, Inc. .............................................     Kansas

Landing Holding Corp. ............................................   Delaware

Mahwah Holding Corp. .............................................   Delaware

Market Segments, Incorporated.....................................   Delaware

Maywood Holding Corp. ............................................   Delaware

Oradell Holding Corp. ............................................   Delaware

Parsippany Leasing Corp. .........................................   Delaware

Prime Hospitality Franchising, Inc. ..............................   Delaware

Prime Hospitality Management Company, Inc. .......................   Delaware

Republic Motor Inns, Inc..........................................   Virginia

Ridgewood Holding Corp. ..........................................   Delaware

Roxbury Holding Corp. ............................................   Delaware

Secaucus Holding Corp. ...........................................   Delaware

Wayne Holding Corp. ..............................................   Delaware

Wellesley Inn & Suites Franchising, Inc. .........................   Delaware